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                                                                     Exhibit 4.1
                                                      Specimen Stock Certificate

  COMMON STOCK                                                      NO PAR VALUE


Incorporated under the laws of the State of Tennessee

             KING PHARMACEUTICALS, INC.                      CUSIP 195582 10 8
                                        See Reverse Side for Certain Definitions

This Certificate is transferable in New York, NY, or Memphis, TN.

    THIS CERTIFIES THAT








   IS THE OWNER OF


          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

King Pharmaceuticals, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


     Dated:


Countersigned and Registered
Union Planters National Bank, Memphis, Tennessee
           Transfer Agent
           and Registrar


By                                                          /s/ John M. Gregory
                                                                      President
   Authorized Signature
                                                          /s/ Joseph R. Gregory
                                                                      Secretary
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                           KING PHARMACEUTICALS, INC.

     King Pharmaceuticals, Inc. will furnish without charge to each shareholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof of the corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the corporation or the transfer agent.

     This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between King Pharmaceuticals, Inc.
and Union Planters Bank National Bank, as Rights Agent, dated as of        ,
1997 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of King Pharmaceuticals, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. King Pharmaceuticals, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights that were, are or become beneficially owned by Acquiring Persons or their Associates or Affiliates (as such terms are defined in the Rights Agreement) may become null and void and the holder of such Rights (including any subsequent holder) shall not have any right to exercise such Rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - us tenants in common                        UNIF GIFT MIN ACT -
          Custodian
  ------------------------------
  TEN ENT - as tenants by the entireties              (Cust)           (Minor)
  JT TEN - as joint tenants with right of          under Uniform Gifts to Minors
           survivorship and not as tenants         Act.....................
           in common                                   (State)
  COM PROP - as community property               UNIF TRF MIN ACT -....Custodian
(until age.......)

                                                (Cust)
                                                .........under Uniform Transfers
                                                 (Minor)
                                                to Minors Act ..................
                                                                 (State)


  Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
 IDENTIFYING NUMBER OF ASSIGNEE

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)



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                                                 Shares
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of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


                                               Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated,
       ---------------


                              X
                                ---------------

                      NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                              MUST CORRESPOND WITH THE NAME(S) AS
                              WRITTEN UPON THE FACE OF THE
                              CERTIFICATE IN EVERY PARTICULAR,
                              WITHOUT ALTERATION OR ENLARGEMENT OR
                              ANY CHANGE WHATEVER.


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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,
SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM). PURSUANT TO S.E.C. RULE 17AD-15.